Exhibit 23.1

Tannenbaum & Company P.C.
Certified Public Accountants

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 27, 2005, which appears on page 9 of the annual report on Form 10-K of Advaxis, Inc. for the year ended October 31, 2004.

/s/ Tannenbaum & Company P.C.

Tannenbaum & Company P.C.

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